UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006
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                               Nara Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      000-50245                  95-4170121
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


        3701 Wilshire Boulevard, Suite 220, Los Angeles, CA         90010
                (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (213) 639-1700


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On February 15, 2006, Mr. Ho Yang submitted his resignation as a member of the Board of Directors and as President and Chief Executive Officer of Nara Bancorp, Inc. (the "Company") and its subsidiary Nara Bank, effective as of March 15, 2006. The Board intends to name an interim President and CEO shortly to serve after Mr. Yang's departure until a permanent President and CEO is found. During the transition period, the Board will also work closely with the executive management team to oversee key decisions being made at the Company.


Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

99.1 Press release issued by Nara Bancorp, Inc. dated February 16, 2006.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Nara Bancorp, Inc.



Date:  February 16, 2006        __________________/S/________________
                                               Alvin Kang
                                       Executive Vice President and
                                         Chief Financial Officer



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